THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN ACCORDANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.






No. of Shares of Common Stock: 100,000                     Warrant No. ____


                                     WARRANT

                                   to Purchase
                          Common Stock, $.01 Par Value

                                       of

                           Mystique Developments, Inc.
                              a Wyoming corporation


THIS IS TO CERTIFY THAT for value received, Trinity Petroleum Management, LLC ("Trinity"), or its registered assigns, is entitled to purchase from Mystique Developments, Inc., a Wyoming corporation (hereinbelow called the "Issuer" or the "Company"), on or after the dates specified herein, but not later than 5:00 p.m. Denver time, on March 31, 2002 (the "Expiration Date"), 100,000 shares of the Company's Common Stock, in whole or in part, at a purchase price of $1.00 per share of Common Stock, all on the terms and conditions hereinbelow provided.

          Section 1. CERTAIN DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

          "COMMON STOCK" shall mean the Issuer's authorized Common Stock, par value $0.01 per share.

          "COMMON STOCK WARRANTS" OR "WARRANT" shall mean this Warrant for the purchase of up to 100,000 shares, in the aggregate, of Common Stock, and all additional or new warrants issued upon division or combination of, or in substitution for, this Warrant. All such additional or new warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

          "EXERCISE PRICE" shall mean the purchase price of $1.00 per share of Common Stock, as adjusted from time to time pursuant to Section 3 hereof.

          "MARKETABLE SECURITIES" shall mean securities registered under the Securities Act of 1933 (the "Securities Act") and, if such securities are held by an affiliate of the Issuer, which are permitted to be sold under Rule 144 in a single ninety-day period.

          "WARRANT STOCK" shall mean the shares of Common Stock purchasable by the holder of a Warrant upon the exercise of such Warrant.

          Section 2. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part on or after March 31, 1997 and ending on the Expiration Date.

          The holder of this Warrant may exercise this Warrant, in whole or in part by delivering to the Issuer at its office maintained for such purpose pursuant to Section 14 (i) a written notice of such holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) this Warrant and (iii) a sum equal to the aggregate of the Exercise Price for such shares of Common Stock, in immediately available funds.

          Such notice shall be in the form of the Subscription Form set out at the end of this Warrant. Upon delivery thereof, the Issuer shall cause to be executed and delivered to such holder within ten business days, a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

          Subject to the restrictions in Sections 10 and 11, the stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such holder or such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a shareholder, as of the time said notice is delivered to the Issuer as aforesaid. If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant dated the date it is issued, evidencing the rights of such holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the Warrant shall be returned to such holder.

          The Issuer shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates under this SECTION 2.

          All shares of Common Stock issuable upon the exercise of this Warrant in accordance with the terms hereof shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon, other than liens or other encumbrances created by the holder hereof.

          The Issuer will not close its books in any manner which interferes with the timely exercise of this Warrant. The Issuer will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          In no event shall any fractional share of Common Stock of the Issuer be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the registered holder would, except as provided in this paragraph, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

          In the event that a holder's employment with Trinity is terminated (otherwise than by reason of death), the Warrant shall be exercisable (TO THE EXTENT THAT THE HOLDER SHALL HAVE BEEN ENTITLED TO DO SO AT THE TERMINATION OF HIS EMPLOYMENT) at any time prior to the expiration of the period of three months after such termination, but no later than the Expiration Date, in any event. Nothing in this Warrant shall confer upon the holder any right to be continued in the employ of Trinity or any subsidiary or interfere in any way with the right of Trinity or any such subsidiary to terminate or otherwise modify the terms of the holder's employment; provided, however, that a change in the holder's duties or position shall not affect holder's Warrant so long as the holder is still an employee of Trinity or any subsidiary.

          In the event of the holder's death, any unexercised portion of the Warrant shall be exercisable (TO THE EXTENT THAT THE HOLDER SHALL HAVE BEEN ENTITLED TO DO SO AT THE TIME OF HIS DEATH) at any time prior to the expiration of the period of three months after his death but no later than the Expiration Date, in any event, and only by such person or persons to whom the holder's rights shall have passed under the holder's will or by the laws of descent and distribution.

          Section 3. ADJUSTMENT OF EXERCISE PRICE AND WARRANT STOCK. If the Issuer shall at any time prior to the Expiration Date subdivide its outstanding Common Stock, by split-up or otherwise, or combine its outstanding Common Stock, or issue additional shares of its Common Stock in payment of a stock dividend in respect of its Common Stock, the number of shares of Warrant Stock then issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. Whenever the Exercise Price is adjusted as herein provided, the Issuer shall promptly deliver to the registered holder of this Warrant a certificate of its principal financial officer setting forth the Exercise Price after such adjustment and a brief statement of the facts requiring such adjustment.

          Section 4. DIVISION AND COMBINATION. This Warrant may, subject to Sections 10 and 11, be divided by or combined with other Warrants upon presentation at the office of the Issuer, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or his agent or attorney. The Issuer shall pay all expenses, taxes and other charges incurred by the Issuer in the performance of its obligations in connection with the preparation, issuance and delivery of Warrants under this Section 4. The Issuer agrees to maintain at its office, books for the registration of the Warrants.

           Section 5. RECLASSIFICATION, ETC. In case of any reclassification or change of the outstanding Common Stock of the Issuer (other than as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Issuer with, or merger of the Issuer into, another corporation or other business organization (other than a consolidation or merger in which the Issuer is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock of the Issuer), at any time prior to the Expiration Date, then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Issuer or its successor shall be delivered to the registered holder of this Warrant, so that the registered holder of this Warrant shall have the right prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation or merger by a holder of the number of shares of Common Stock of the Issuer which might have been purchased by the registered holder of this Warrant immediately prior to such reclassification, reorganization, change, consolidation or merger, and in any such case appropriate provisions shall be made with respect to the rights and interest of the registered holder of this Warrant to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof. Notwithstanding the foregoing, if pursuant to the terms of such consolidation or merger, the consideration to be received by the holders of Common Stock of the Issuer is cash and/or Marketable Securities, this Warrant shall expire to the extent unexercised on the closing of such merger or consolidation.

          Section 6. CERTAIN NOTICES. If at any time prior to the expiration or exercise of this Warrant, the Issuer shall pay any dividend or make any distribution upon its Common Stock or shall make any subdivision or combination of or other change in its Common Stock, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to the registered holder of this Warrant at least ten days prior to the date as of which holders of Common Stock who shall participate in such dividend, distribution, subdivision, combination or other change are to be determined. Such notice shall also specify the time as of which holders of Common Stock who shall participate in such event are to be determined. The Company shall also provide to the registered holder of this Warrant at least ten days prior written notice of the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended. Failure to give any such notice, or any defect therein, shall not affect the legality or validity of any such event.

          Section 7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY. The Issuer shall at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

          Section 8. STOCK AND WARRANT BOOKS. The Issuer will not at any time, except upon dissolution, liquidation or winding up, close its stock books or Warrant books so as to result in preventing or delaying the exercise of any Warrant.

               Section 9. NO VOTING RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Issuer.

                 Section 10. TRANSFER. This Warrant is transferable in whole or in part, at the office or agency of the Issuer at which this Warrant is exercisable, by the registered holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the assignment hereof properly endorsed, and promptly thereafter a new warrant shall be issued and delivered by the Issuer, registered in the name of the assignee. Until registration of transfer hereof on the books of the Issuer, the Issuer may treat the registered holder hereof as the owner hereof for all purposes.

          Section 11. INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER OF WARRANT AND WARRANT STOCK. The holder represents and agrees that: (i) the Warrant shall not be exercisable unless the purchase of Warrant Stock is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless in the opinion of counsel for the Company, the proposed purchase of such Warrant Stock would be exempt from the registration requirements of the Act, and from the qualification requirements of any applicable state securities law; (ii) if the Warrant Stock is not issued pursuant to an applicable effective registration statement under the Act, upon exercise of the Warrant, holder will acquire the Warrant Stock for its own account for investment and not with any intent or view to any distribution, resale or other disposition of the Warrant Stock; (iii) it will not sell or transfer the Warrant or the Warrant Stock, unless such are registered under the Act, except in a transaction that is exempt from registration under the Act; and
(iv) if the Warrant Stock is not issued pursuant to an applicable effective registration statement under the Act, each certificate issued to represent any of the Warrant Stock shall bear a legend calling attention to the foregoing restrictions and agreements. The Company may require, as a condition of the exercise of the Warrant, that the Holder sign such further representations and agreements as it reasonably determines to be necessary or appropriate to assure and to evidence compliance with the requirements of the Act.

          Section 12. LOSS, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Issuer of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity and/or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

          Section 13. AMENDMENTS. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Issuer as authorized by its Board of Directors and the holder of this Warrant or the holders of Common Stock Warrants then exercisable for a majority of the shares of Common Stock issuable upon exercise of all of the then outstanding Common Stock Warrants.

          Section 14. OFFICE OF THE ISSUER. So long as any of the Warrants remain outstanding, the Issuer shall maintain an office in California where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at 1820 South Elena Avenue, Suite B, Redondo Beach, CA 90277, unless and until the Issuer shall designate and maintain some other office for such purposes and deliver written notice thereof to the holders of all outstanding Warrants.

          Section 15. NOTICES GENERALLY. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently delivered or made if sent by first class mail, postage prepaid, addressed to any holder of a Warrant at its last known address appearing on the books of the Issuer, or, except as herein otherwise expressly provided, to the Issuer at its principal executive office at the address set forth in SECTION 14, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

          Section 16. SUCCESSORS AND ASSIGNS. This Warrant shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and heirs, and, without limiting the generality of the foregoing, shall inure to the benefit of and be enforceable by each person who shall from time to time be a holder of any of the Warrants.

          Section 17. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado.

          IN WITNESS WHEREOF, the Issuer has caused this Warrant to be signed in its name by its President or a Vice President and attested by its Secretary or an Assistant Secretary.

          Dated: March 31, 1997.

                                         MYSTIQUE DEVELOPMENTS, INC., a
                                         Wyoming corporation


                                       By:   /s/ KIM FUERST
                                            --------------------------------
                                            Kim Fuerst, President




ATTEST:


--------------------------------
Name:
Title:

                               SUBSCRIPTION FORM

                 (to be executed only upon exercise of Warrant)


          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases _______ shares of the Common Stock of Mystique Developments, Inc., a Wyoming corporation, and herewith makes payment therefor (by check in the amount of $___________), all at the price and on the terms and conditions specified in this Warrant, and requests that a certificate or certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________________ whose address is and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Stock issuable hereunder be delivered to the undersigned.

Dated:



                                   --------------------------------------------
                                   (Signature of Registered Owner)

                                   --------------------------------------------
                                   (Street Address)

                                   --------------------------------------------
                                   (City)                  (State)  (Zip Code)






NOTICE: The signature to this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The signature to this subscription must be guaranteed by a bank or trust company or by a firm having membership on the New York Stock Exchange.

                               FORM OF ASSIGNMENT


          For value received _____________________________ hereby sells, assigns and transfers unto

------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee

-----------------------------------------------------------------------------
the within Warrant, and does hereby irrevocably constitute and appoint ___________________ __________________________ attorney to transfer the within
Warrant on the books of the within named Company with full power of substitution in the premises.

Dated:  _____________________



------------------------------------------

In the presence of:


---------------------------------